CAPITAL COMMITMENTS	12 Months Ended
Dec. 31, 2013
CAPITAL COMMITMENTS [Abstract]
CAPITAL COMMITMENTS

34.	CAPITAL COMMITMENTS

Newbuilding Contracts

Between 2011 and 2012, we entered into newbuilding contracts for the construction of ten LNG carriers and three FSRUs for a total cost of approximately $2.7 billion. As of December 31, 2013, following the delivery of two LNG carriers in 2013, eleven vessels remain to be delivered. All but one are scheduled to be delivered in 2014, with the final delivery timed for 2015 subject to the outcome of negotiations with Samsung to delay delivery of certain vessels. As of December 31, 2013, $1.6 billion remains to be paid in respect of these vessels.

As at December 31, 2013, the estimated timing of the installment payments for these newbuildings are due to be paid as follows:

(in thousands of $)
Payable within 12 months to December 31, 2014	1,495,385
Payable within 12 months to December 31, 2015	152,220
1,647,605